Exhibit 99.1

HCC INSURANCE HOLDINGS REPORTS THIRD
QUARTER 2011 NET EARNINGS OF $60.4 MILLION AND
COMBINED RATIO OF 92.8%

HOUSTON (November 1, 2011) . . .

HCC Insurance Holdings, Inc. (NYSE: HCC) today released results for its third quarter ended September 30, 2011.

Net earnings were $60.4 million for the third quarter of 2011, compared to $93.1 million for the third quarter of 2010.  Net earnings per diluted share were $0.56 for the third quarter of 2011, versus $0.81 for the same quarter of 2010.  Net earnings were $176.9 million for the first nine months of 2011, or $1.57 per diluted share, compared to $247.8 million, or $2.15 per diluted share, for the same period of 2010.

The 2011 results include previously announced pretax net catastrophe losses of $34.6 million and $107.9 million for the third quarter and first nine months of 2011, respectively, which reduced net earnings by $0.21 and $0.63 per share in the respective periods.  These catastrophe losses added 6.2 and 6.5 percentage points to the Company’s GAAP net loss ratio and 6.3 and 6.7 percentage points to its GAAP combined ratio for the third quarter and first nine months of 2011, respectively.

The Company’s GAAP combined ratio was 92.8% for the third quarter of 2011, compared to 82.2% for the third quarter of 2010.  The GAAP combined ratio was 92.2% for the first nine months of 2011, versus 85.4% for the same period of 2010.

Book value per share increased 3.4% and 7.0% for the third quarter and first nine months of 2011, respectively, to $30.67 at September 30, 2011.  The Company’s annualized return on average equity was 7.4% for the third quarter of 2011, or 10.1% excluding catastrophe losses.

The Company repurchased 3.8 million shares of its common stock during the third quarter of 2011 for $106.2 million at an average cost of $27.73 per share.  As of September 30, 2011, the Company has repurchased 11.5 million shares for $342.5 million at an average cost of $29.89 per share since the share repurchase program announced in June 2010.

HCC had net favorable loss development of $0.6 million in the third quarter of 2011,

compared to $0.9 million in the same quarter of 2010, and net adverse development of $21.6 million for the first nine months of 2011, versus $1.3 million in the same period of 2010.  The Company’s 2011 accident year net loss ratio was 66.0% and its accident year combined ratio was 91.8% for the first nine months of 2011.

As previously announced, the third quarter 2011 results included $88.0 million of net favorable development, primarily in the U.S. D&O and International D&O lines of business in the Professional Liability segment and in the U.K. professional liability line of business in the International segment, which was offset by $87.4 million of adverse development in the diversified financial products line of business in the Professional Liability segment.  In addition, in the third quarter of 2011, the Company increased its loss reserves by $28.2 million due to increases in its 2011 accident year loss ratios, virtually all of which related to the diversified financial products line of business.

“HCC delivered another solid quarter of overall underwriting profitability with a combined ratio of 92.8%, or 86.5% excluding catastrophes.  And although worldwide industry catastrophe losses continue to be significant, HCC’s after-tax losses for all such events in 2011 represent only 2.1% of our shareholders’ equity at December 31, 2010.  We are disappointed in our diversified financial products results but believe we have taken the appropriate actions to return the book to profitability as we re-underwrite it in the next twelve months,” said John N. Molbeck, Jr., HCC’s Chief Executive Officer.

Gross written premium decreased 2% to $628.8 million for the third quarter of 2011, compared to $640.7 million for the third quarter of 2010.  Net written premium increased 4% to $512.3 million for the third quarter of 2011, versus $494.4 million for the same quarter of 2010.  Net earned premium increased 5% to $544.3 million for the third quarter of 2011, compared to $516.2 million for the same quarter of 2010.

Gross written premium increased 3% to $2.0 billion for the first nine months of 2011, compared to the same period of 2010.  Net written premium increased 8% to $1.7 billion for the first nine months of 2011, versus $1.5 billion for the same period of 2010.  Net earned premium increased 3% to $1.6 billion for the first nine months of 2011, compared to $1.5 billion for the same period of 2010.

Investment income increased to $54.8 million in the third quarter of 2011, compared to $51.1 million in the same quarter of 2010.  Investment income increased to $158.8 million in the first nine months of 2011, compared to $150.6 million in the same period of 2010.  The Company’s fixed income securities portfolio increased 9% to $5.8 billion at September 30, 2011, from $5.4 billion at September 30, 2010.  The Company’s total investments increased 4% to $6.1 billion at September 30, 2011, from $5.8 billion at September 30, 2010.

As of September 30, 2011, HCC’s fixed income securities portfolio had an average rating of AA, with a duration of 5.2 years and an average long-term tax equivalent yield of 4.8%.  In addition, HCC’s total investments had an average combined duration of 5.0

2

years.

The Company’s liquidity position remains strong with $291.1 million of cash and short-term investments and $392.2 million of available capacity under its $600.0 million revolving loan facility at September 30, 2011.  In the first nine months of 2011, the Company generated $325.8 million of operating cash flow, before consideration of $37.8 million in commutations, compared to $314.6 million in the same period of 2010.

As of September 30, 2011, total assets were $9.6 billion, shareholders’ equity was $3.3 billion and the Company’s debt to total capital ratio was 13.1%.

For further information about HCC’s 2011 third quarter earnings results, see the supplemental financial schedules that are accessible on HCC’s website at http://www.hcc.com, as well as directly in the Investor Relations section of HCC’s website at http://ir.hcc.com.

(Note: If clicking on the above links does not open in a new web page, please cut and paste the above URLs into your browser’s address bar.)

HCC will hold an open conference call beginning at 8:00 a.m. Central Daylight Time on Wednesday, November 2.  To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-0161.  There will also be a live webcast available on a listen-only basis that can be accessed through the HCC website at http://www.hcc.com.  The webcast replay will be archived in the Investor Relations section of the HCC website through Friday, February 3, 2012.

Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a leading international specialty insurance group with offices across the United States and in the United Kingdom, Spain and Ireland.  HCC’s major domestic and international insurance companies have financial strength ratings of “AA (Very Strong)” from Standard & Poor’s Corporation, “A+ (Superior)” from A.M. Best Company Inc., “AA (Very Strong)” from Fitch Ratings, and “A1 (Good Security)” from Moody’s Investors Service, Inc.

For more information about HCC, please visit http://www.hcc.com.

Contact:	Doug Busker, Director of Investor Relations
HCC Insurance Holdings, Inc.
Telephone: (713) 996-1192

Forward-looking statements contained in this press release are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties.  The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

*     *     *     *     *

3

HCC Insurance Holdings, Inc. and Subsidiaries

Financial Highlights

(Unaudited, in thousands except per share data)

	Nine months ended		Three months ended
	September 30,		September 30,
	2011	2010	2011	2010

Gross written premium	$2,020,137	$1,954,730	$628,847	$640,656

Net written premium	1,661,091	1,539,491	512,334	494,438

Net earned premium	1,576,987	1,532,138	544,256	516,166

Net investment income	158,782	150,603	54,765	51,137

Other operating income	23,625	35,035	8,829	7,888

Total revenue	1,759,084	1,725,373	610,524	575,948

Net earnings	176,905	247,797	60,437	93,063

Earnings per share (diluted)	$1.57	$2.15	$0.56	$0.81

Weighted-average shares outstanding (millions)	110.9	114.1	107.0	114.2

GAAP net loss ratio	67.4%	60.2%	69.9%	57.6%

GAAP combined ratio	92.2%	85.4%	92.8%	82.2%

Paid loss ratio	59.4%	57.0%	55.5%	58.0%

	September 30,	December 31,
	2011	2010

Total investments	$6,052,086	$5,687,095

Total assets	9,641,988	9,064,082

Shareholders’ equity	3,267,139	3,296,432

Debt to total capital ratio	13.1%	8.3%

Book value per share	$30.67	$28.67

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited, in thousands)

	September 30,	December 31,
	2011	2010
ASSETS

Investments:
Fixed income securities - available for sale, at fair value	$5,651,189	$4,999,440
Fixed income securities - held to maturity, at amortized cost	168,614	193,668
Short-term investments	197,986	488,002
Other investments	34,297	5,985
Total investments	6,052,086	5,687,095
Cash	93,137	97,857
Restricted cash	227,562	148,547
Premium, claims and other receivables	677,641	635,867
Reinsurance recoverables	1,071,266	1,006,855
Ceded unearned premium	231,537	278,663
Ceded life and annuity benefits	56,868	58,409
Deferred policy acquisition costs	225,190	212,786
Goodwill	873,375	821,648
Other assets	133,326	116,355

Total assets	$9,641,988	$9,064,082

LIABILITIES

Loss and loss adjustment expense payable	$3,686,570	$3,471,858
Life and annuity policy benefits	56,868	58,409
Reinsurance, premium and claims payable	321,684	345,730
Unearned premium	1,071,340	1,045,877
Deferred ceding commissions	66,059	72,565
Notes payable	493,752	298,637
Accounts payable and accrued liabilities	678,576	474,574

Total liabilities	6,374,849	5,767,650

SHAREHOLDERS’ EQUITY

Common stock	122,661	120,942
Additional paid-in capital	998,585	954,332
Retained earnings	2,385,638	2,257,895
Accumulated other comprehensive income	202,018	97,186
Treasury stock	(441,763)	(133,923)

Total shareholders’ equity	3,267,139	3,296,432

Total liabilities and shareholders’ equity	$9,641,988	$9,064,082

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Statements of Earnings

(Unaudited, in thousands except per share data)

	Nine months ended		Three months ended
	September 30,		September 30,
	2011	2010	2011	2010

REVENUE

Net earned premium	$1,576,987	$1,532,138	$544,256	$516,166
Net investment income	158,782	150,603	54,765	51,137
Other operating income	23,625	35,035	8,829	7,888
Net realized investment gain	3,169	7,897	2,674	1,057
Other-than-temporary impairment credit losses	(3,479)	(300)	—	(300)

Total revenue	1,759,084	1,725,373	610,524	575,948

EXPENSE

Loss and loss adjustment expense, net	1,062,240	922,645	380,372	297,138
Policy acquisition costs, net	239,160	242,078	71,299	80,748
Other operating expense	198,511	189,953	70,451	60,770
Interest expense	16,597	15,907	5,610	5,280

Total expense	1,516,508	1,370,583	527,732	443,936

Earnings before income tax expense	242,576	354,790	82,792	132,012
Income tax expense	65,671	106,993	22,355	38,949

Net earnings	$176,905	$247,797	$60,437	$93,063

Basic earnings per share data:
Net earnings per share	$1.58	$2.15	$0.56	$0.81

Weighted-average shares outstanding (millions)	110.7	113.9	106.9	114.0

Diluted earnings per share data:
Net earnings per share	$1.57	$2.15	$0.56	$0.81

Weighted-average shares outstanding (millions)	110.9	114.1	107.0	114.2

Cash dividends declared, per share	$0.445	$0.415	$0.155	$0.145

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Nine months ended
	September 30,
	2011	2010

Operating activities
Net earnings	$176,905	$247,797
Adjustments to reconcile net earnings to net cash provided by operating activities:
Change in premium, claims and other receivables	(76,927)	(36,040)
Change in reinsurance recoverables	(56,510)	(32,474)
Change in ceded unearned premium	47,477	(15,368)
Change in loss and loss adjustment expense payable	196,046	76,829
Change in unearned premium	24,655	30,471
Change in reinsurance, premium and claims payable, excluding restricted cash	(34,052)	11,501
Change in accounts payable and accrued liabilities	5,082	12,593
Stock-based compensation expense	10,017	9,441
Depreciation and amortization expense	13,214	12,894
(Gain) loss on investments	310	(8,086)
Other, net	(18,258)	5,073
Cash provided by operating activities	287,959	314,631

Investing activities
Sales of available for sale fixed income securities	494,532	132,897
Maturity or call of available for sale fixed income securities	318,558	458,495
Maturity or call of held to maturity fixed income securities	24,950	25,187
Cost of available for sale fixed income securities acquired	(1,243,124)	(1,048,010)
Cost of held to maturity fixed income securities acquired	—	(115,215)
Cost of other investments acquired	(33,060)	—
Change in short-term investments	288,909	328,951
Payments for purchase of businesses, net of cash received	(1,892)	(36,348)
Proceeds from sale of subsidiaries and other investments	2,793	19,855
Other, net	(16,977)	(6,755)
Cash used by investing activities	(165,311)	(240,943)

Financing activities
Advances on line of credit	210,000	—
Payments on line of credit	(15,000)	—
Payments on convertible notes	—	(64,472)
Sale of common stock	36,245	18,639
Purchase of common stock	(303,311)	(11,444)
Dividends paid	(49,301)	(46,532)
Other, net	(6,001)	(1,126)
Cash used by financing activities	(127,368)	(104,935)

Net decrease in cash	(4,720)	(31,247)
Cash at beginning of year	97,857	129,460

Cash at end of year	$93,137	$98,213

HCC Insurance Holdings, Inc. and Subsidiaries

Gross Written Premium

(Unaudited, in thousands)

	Nine months ended September 30,			Three months ended September 30,
	2011	2010	Change	2011	2010	Change

U.S. Property & Casualty
Aviation	$116,933	$121,600	(4)%	$37,877	$44,692	(15)%
E&O	52,961	63,316	(16)	15,963	19,018	(16)
Public Risk	55,724	50,397	11	21,426	15,706	36
Other	184,115	179,826	2	68,956	66,594	4
	409,733	415,139	(1)	144,222	146,010	(1)

Professional Liability
U.S. D&O	312,881	344,510	(9)	112,220	124,366	(10)
International D&O	80,022	69,926	14	18,411	20,554	(10)
	392,903	414,436	(5)	130,631	144,920	(10)

Accident & Health
Medical Stop-loss	527,401	488,256	8	176,247	164,698	7
Other	73,183	79,529	(8)	26,514	29,679	(11)
	600,584	567,785	6	202,761	194,377	4

U.S. Surety & Credit
Surety	127,219	132,137	(4)	40,257	43,437	(7)
Credit	42,149	41,005	3	15,158	12,535	21
	169,368	173,142	(2)	55,415	55,972	(1)

International
Energy	113,410	97,053	17	17,029	16,731	2
Property Treaty	124,750	71,404	75	20,635	16,309	27
Liability	68,713	68,501	—	20,642	19,464	6
Surety & Credit	65,853	57,019	15	18,664	16,774	11
Other	74,629	87,998	(15)	18,804	29,919	(37)
	447,355	381,975	17	95,774	99,197	(3)

Exited Lines	194	2,253	nm	44	180	nm

Totals	$2,020,137	$1,954,730	3%	$628,847	$640,656	(2)%

nm - Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries

Net Written Premium

(Unaudited, in thousands)

	Nine months ended September 30,			Three months ended September 30,
	2011	2010	Change	2011	2010	Change

U.S. Property & Casualty
Aviation	$88,786	$84,097	6%	$29,701	$30,347	(2)%
E&O	52,035	63,256	(18)	15,449	19,019	(19)
Public Risk	43,926	36,635	20	17,530	12,985	35
Other	88,465	63,729	39	30,096	21,899	37
	273,212	247,717	10	92,776	84,250	10

Professional Liability
U.S. D&O	239,894	249,882	(4)	86,202	90,871	(5)
International D&O	47,600	28,074	70	10,644	8,260	29
	287,494	277,956	3	96,846	99,131	(2)

Accident & Health
Medical Stop-loss	527,255	488,256	8	176,199	164,698	7
Other	72,888	79,264	(8)	26,444	29,603	(11)
	600,143	567,520	6	202,643	194,301	4

U.S. Surety & Credit
Surety	119,780	127,348	(6)	37,037	42,038	(12)
Credit	35,981	32,278	11	13,623	10,029	36
	155,761	159,626	(2)	50,660	52,067	(3)

International
Energy	68,329	51,716	32	5,432	4,251	28
Property Treaty	100,139	61,994	62	14,013	12,948	8
Liability	63,248	63,410	—	18,815	17,663	7
Surety & Credit	62,155	51,278	21	18,689	14,605	28
Other	50,415	57,365	(12)	12,415	15,177	(18)
	344,286	285,763	20	69,364	64,644	7

Exited Lines	195	909	nm	45	45	nm

Totals	$1,661,091	$1,539,491	8%	$512,334	$494,438	4%

nm -  Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries

Net Earned Premium

(Unaudited, in thousands)

	Nine months ended September 30,			Three months ended September 30,
	2011	2010	Change	2011	2010	Change

U.S. Property & Casualty
Aviation	$83,879	$87,248	(4)%	$29,279	$28,950	1%
E&O	56,354	74,079	(24)	17,997	23,013	(22)
Public Risk	36,523	34,526	6	13,344	11,600	15
Other	68,365	62,574	9	25,326	21,239	19
	245,121	258,427	(5)	85,946	84,802	1

Professional Liability
U.S. D&O	270,408	285,100	(5)	90,154	92,721	(3)
International D&O	36,832	36,749	—	13,912	10,975	27
	307,240	321,849	(5)	104,066	103,696	—

Accident & Health
Medical Stop-loss	527,255	488,256	8	176,199	164,698	7
Other	76,401	79,483	(4)	26,800	28,554	(6)
	603,656	567,739	6	202,999	193,252	5

U.S. Surety & Credit
Surety	121,093	119,325	1	40,284	39,777	1
Credit	32,216	29,102	11	11,622	10,030	16
	153,309	148,427	3	51,906	49,807	4

International
Energy	47,369	39,566	20	18,686	12,777	46
Property Treaty	64,528	32,533	98	26,563	16,924	57
Liability	60,181	60,478	—	20,283	19,929	2
Surety & Credit	56,009	53,800	4	19,952	17,916	11
Other	39,371	48,094	(18)	13,810	16,993	(19)
	267,458	234,471	14	99,294	84,539	17

Exited Lines	203	1,225	nm	45	70	nm

Totals	$1,576,987	$1,532,138	3%	$544,256	$516,166	5%

nm - Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries

Net Investment Income and Unrealized Gain

(Unaudited, in thousands)

	Nine months ended		Three months ended
	September 30,		September 30,
	2011	2010	2011	2010

Sources of net investment income:

Fixed income securities
Taxable	$84,228	$82,416	$30,009	$27,613
Exempt from U.S. income taxes	74,713	67,585	24,887	23,308
Total fixed income securities	158,941	150,001	54,896	50,921
Short-term investments	420	631	99	271
Other	2,992	3,053	962	1,011
Total investment income	162,353	153,685	55,957	52,203
Investment expense	(3,571)	(3,082)	(1,192)	(1,066)

Net investment income	$158,782	$150,603	$54,765	$51,137

Unrealized gain on available for sale fixed income securities:

Increase in unrealized gain for period, before tax	$160,222	$144,953	$100,813	$76,321

Unrealized gain at:

September 30, 2011	$294,856

June 30, 2011	$194,043

March 31, 2011	$116,420

December 31, 2010	$134,634

HCC Insurance Holdings, Inc. and Subsidiaries

Net Loss Ratios

(Unaudited, in thousands)

	Nine months ended		Nine months ended
	September 30, 2011		September 30, 2010
	Net earned	Loss	Net earned	Loss
	premium	ratio	premium	ratio
U.S. Property & Casualty
Aviation	$83,879	64.9%	$87,248	62.7%
E&O	56,354	73.7	74,079	84.9
Public Risk	36,523	84.5	34,526	58.8
Other	68,365	32.1	62,574	42.8
	245,121	60.7	258,427	63.7

Professional Liability
U.S. D&O	270,408	96.6	285,100	61.0
International D&O	36,832	(10.0)	36,749	60.5
	307,240	83.9	321,849	60.9

Accident & Health
Medical Stop-loss	527,255	74.2	488,256	74.0
Other	76,401	62.6	79,483	64.4
	603,656	72.7	567,739	72.6

U.S. Surety & Credit
Surety	121,093	25.2	119,325	22.2
Credit	32,216	36.6	29,102	40.3
	153,309	27.6	148,427	25.7

International
Energy	47,369	52.5	39,566	25.4
Property Treaty	64,528	95.9	32,533	47.0
Liability	60,181	18.1	60,478	55.4
Surety & Credit	56,009	40.9	53,800	38.1
Other	39,371	140.0	48,094	58.8
	267,458	65.7	234,471	45.9

Exited Lines	203	nm	1,225	nm

Totals	$1,576,987	67.4%	$1,532,138	60.2%

nm - Not meaningful comparison